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                                                                ANDERSEN


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-82866 for Hartford Life and Annuity Insurance Company Separate Account VL I on Form S-6.



                                                   /s/ Arthur Andersen LLP

Hartford, Connecticut
May 17, 2002